TURNER FUNDS

                            TURNER MIDCAP EQUITY FUND
                          TURNER SMALL CAP EQUITY FUND

                          Supplement dated May 4, 2007
                    to the Prospectus dated January 31, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Prospectus is amended and supplemented to reflect changes to the portfolio management teams of the Turner Midcap Equity Fund and Turner Small Cap Equity Fund (the "Funds").

Effective immediately, Steven Gold replaces Kenneth Gainey as co-manager of the Turner Small Cap Equity Fund, and Mr. Gainey's name is removed as co-manager of the Turner Midcap Equity Fund. Mr. Gainey has left Turner Investment Management LLC, the investment adviser to these Funds. All references to Mr. Gainey in the Prospectus are deleted.

In accordance with these changes, effective immediately, the ninth and tenth sentences of the first paragraph under the heading "Portfolio Managers" on page 35 of the Prospectus are deleted and replaced with the following:

The Midcap Equity Fund is managed by Steven Gold with co-manager Thomas DiBella. The Small Cap Equity Fund is managed by Thomas DiBella and Steven Gold.

Effective immediately, the second sentence in the biography of Steven Gold is hereby deleted and replaced with the following:

Mr. Gold is the lead manager of the Midcap Equity Fund and co-manager of the Small Cap Equity Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-FS2-030-24)